Exhibit 10.7

FIRST AMENDMENT TO

CONVERTIBLE PROMISSORY NOTES

This First Amendment to Convertible Promissory Notes (this “Amendment”) is made effective as of December 31, 2016, by and among NeuroOne, Inc., a Delaware corporation (the “Company”), and the holders of the Company’s Convertible Promissory Notes as named on the signature page hereto (collectively, the “Subscribers” and each, without distinction, a “Subscriber”).

Background

The Company and the Subscribers previously entered into that certain Subscription Agreement dated as of November 21, 2016, or a series of like Subscription Agreements, pursuant to which the Company issued its Convertible Promissory Notes (collectively, the “Related Notes” and each, without distinction, a “Note”).

Pursuant to Section 8.6 of the Note, the Company and the holders of a majority in original aggregate principal amount of the Related Notes desire to amend the Related Notes as set forth herein.

Now, Therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Agreement

1.          Amendment of the Notes.       Subsection (a) of Section 3.1 of each Note is hereby deleted in its entirety and replaced with the following new subsection (a):

“(a)          Conversion upon Qualified Financing. Without any action on the part of the Holder, all of the outstanding principal and accrued interest (the “Outstanding Balance”) shall convert into that number of shares of New Round Stock upon the consummation of a Qualified Financing (the “Conversion Date”), based upon the greater number of such shares resulting from either: (i) the Outstanding Balance divided by $1.80 per share of New Round Stock; or (ii) the Outstanding Balance multiplied by 1.25, divided by the actual per share price of New Round Stock.”

2.          Notice to Transferees.       Each Subscriber hereby covenants and agrees to provide any transferee of such Subscriber’s Note with a copy of this Amendment.

3.          Construction.        Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Related Notes. The terms of this Amendment amend and modify the Related Notes as if fully set forth in each Note. If there is any conflict between the terms, conditions and obligations of this Amendment and the Related Notes, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Related Notes not specifically modified by this Amendment are preserved.

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4.          Counterparts.    This Amendment may be executed in counterparts, and either originally or by facsimile, .pdf or other electronic signature, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

SIGNATURES ON THE FOLLOWING PAGES

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In Witness Whereof, this First Amendment to Convertible Promissory Notes is hereby executed as of the date first above written.

THE COMPANY:

NeuroOne, Inc.

By:	/s/ DAVID A. ROSA
Name: David A. Rosa
Title: CEO

Signature page to
First Amendment to Convertible Promissory Notes

In Witness Whereof, this First Amendment to Convertible Promissory Notes is hereby executed as of the date first above written.

THE SUBSCRIBERS:

Barry Pressman Family Trust

By:	/s/ BARRY PRESSMAN
Name:	Barry Pressman Family Trust
Title:	Trustee

Signature page to
First Amendment to Convertible Promissory Notes

In Witness Whereof, this First Amendment to Convertible Promissory Notes is hereby executed as of the date first above written.

THE SUBSCRIBERS:

Four M Holdings LLC

By:
Name:
Title:

Signature page to
First Amendment to Convertible Promissory Notes

In Witness Whereof, this First Amendment to Convertible Promissory Notes is hereby executed as of the date first above written.

THE SUBSCRIBERS:

Steven Pressman

Signature page to
First Amendment to Convertible Promissory Notes

In Witness Whereof, this First Amendment to Convertible Promissory Notes is hereby executed as of the date first above written.

THE SUBSCRIBERS:

/s/ FAISAL SIDDIQUI
Faisal Siddiqui

Signature page to
First Amendment to Convertible Promissory Notes

In Witness Whereof, this First Amendment to Convertible Promissory Notes is hereby executed as of the date first above written.

THE SUBSCRIBERS:

/s/ LEONARD L. MAZUR
Leonard L. Mazur

Signature page to
First Amendment to Convertible Promissory Notes